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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  April 4, 2002
                                                         -----------------



                              STONEPATH GROUP, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                       0-26929                   65-0867684
-------------------------      ------------------------     ------------------
(State or Other Jurisdic-      (Commission File Number)       (IRS Employer
 tion of Incorporation)                                     Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                  19102
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code 215-564-9190
                                                  -------------

                                 Not Applicable
                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         On April 4, 2002, through its wholly owned subsidiary, Stonepath Logistics International Services, Inc., Stonepath Group, Inc. (the "Company") acquired 100 percent of the outstanding stock of Global Transportation Services, Inc., a Seattle-based privately held company that provides a full range of international air and ocean logistics services ("Global"). The stock was acquired from a shareholder group consisting of Jason F. Totah, Edgar B. Kelly,
W. Guy Fox and Richard G. Jellison. The stock was acquired in an arm's-length transaction with no material relationship existing between the selling stockholders or the Company prior to the transaction. The purchase price was $5 million in cash paid at closing, plus up to an additional $7 million in purchase consideration payable over a five year earn-out arrangement based upon the future financial performance of Global. The cash component of the transaction was financed through existing funds of the Company.

         Founded in 1985, Global provides international transportation and logistics solutions and serves a customer base of manufacturers and national retail chains through their operating locations in key U.S. cities. Global provides ocean forwarding, NVOCC (non-vessel owner common carrier) services through its own highly regarded "Global Container Line" division, consolidation and deconsolidation services, air import and export, customs brokerage, duty drawback, insurance, truck brokerage and warehousing and distribution. For the year ended 2001, Global had revenues of $45 million USD.

         On April 5, 2002, the Company issued a Press Release announcing the transaction. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1.


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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         (c) Exhibits.

         2.4 Stock Purchase Agreement dated March 5, 2002 by and among Stonepath Group, Inc. Stonepath Logistics International Services, Inc., and Global Transportation Services, Inc. and the Shareholders of Global Transportation Services, Inc. and Jason F. Totah (as Shareholders' Agent)

         99.1 Press Release dated April 5, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STONEPATH GROUP, INC.



Date: April 19, 2002             By: /s/Dennis L. Pelino
                                     -------------------------------------------
                                     Name:  Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number
(Referenced
to Item 601
of Reg. S-K)
------------

     2.4 Stock Purchase Agreement dated March 5, 2002 by and among Stonepath Group, Inc. Stonepath Logistics International Services, Inc., and Global Transportation Services, Inc. and the Shareholders of Global Transportation Services, Inc. and Jason F. Totah (as Shareholders' Agent)

     99.1         Press Release dated April 5, 2002